[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.1

FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT
This FIRST AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT (the “Amendment”) is entered into as of March 22, 2018 (the “Amendment Effective Date”) by and between Exelixis, Inc., a Delaware company having an address at 210 East Grand Avenue, South San Francisco, CA 94080, USA (“Exelixis”) and Takeda Pharmaceutical Company Limited, a Japanese corporation with principal offices located at 1-1, Doshomachi 4-chome, Chuo-ku, Osaka 540-8645, JAPAN (“Collaborator”). Exelixis and Collaborator may be referred to herein individually as a “Party” or collectively as the “Parties”.
RECITALS
WHEREAS, Exelixis and Collaborator are parties to the Collaboration and License Agreement dated January 30, 2017 (the “License Agreement”), under which the Parties have been collaborating on the development and commercialization of cabozantinib in Japan; and
WHEREAS, the Parties desire to enter into this Amendment to modify certain milestone payments payable under the License Agreement on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    DEFINITIONS
1.1    The following section shall be added as Section 1.83 of the License Agreement:
“1.83    “Investigator-Initiated Clinical Trial” means a Clinical Trial for the Product (a) which is sponsored and conducted by a Third Party independent investigator or institution in accordance with Applicable Laws and is not sponsored by Collaborator or its Affiliate; and (b) for which Collaborator or its Affiliate provides funding and/or Product supply, but does not receive any payments or other compensation from such investigator or institution in association with such Clinical Trial (except that Collaborator or its Affiliate shall be permitted to receive information and data generated from the performance of such Clinical Trial). ”
1.2    Section 1.79 of the License Agreement is hereby deleted in its entirety and replaced with the following:
“1.79    “Tier 2 Indication” means [*].”
1.3     The following section shall be added as Section 1.84 of the License Agreement:
“1.84    “Tier 3 Indication” means [*]. ”
1.4    Unless otherwise defined in this Amendment, all capitalized terms have the meaning as defined in the License Agreement.
2.    FINANCIAL PROVISIONS
2.1    Development Milestone Payments. Section 8.3(a) of the License Agreement is hereby deleted in its entirety and replaced with the following:
“8.3(a) Development Milestones. Subject to the remainder of this Section 8.3(a), Collaborator shall pay to Exelixis the non-refundable, non-creditable payment set forth in the table below upon the achievement of the applicable milestone event (whether by or on behalf of Collaborator, Exelixis, or their Affiliates, licensee(s) of Exelixis, or Sublicensees):

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Milestone Event	Milestone Payments
	For HCC (2nd line)	For RCC (2nd line)	For RCC (1st line) as a combination therapy (including, for clarity, the Takeda 9ER Trial Opt-In)	For RCC (1st line) as a single agent	Tier 1 Indications	Tier 2 Indications	Tier 3 Indications: Clinical Trial sponsored by Collaborator or its Affiliate	Tier 3 Indications: Investigator-Initiated Clinical Trial
Milestone #1: Upon [*] the first Phase 3 Clinical Trial for the Product in Collaborator Territory	[*]	[*]	$[*]	[*]	$[*]	$[*]	$[*]	[*]
Milestone #2: Upon [*] the first MAA for the Product in Collaborator Territory	$[*]	$[*]	$[*]	[*]	$[*]	$[*]	[*]	$[*]
Milestone #3: Upon First Commercial Sale for the Product in the relevant indication in Collaborator Territory	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	[*]	[*]
(i)    For HCC (2nd line), RCC (2nd line), RCC (1st line) as a combination therapy, and RCC (1st line) as a single agent, each milestone payment shall be paid only once for the first achievement of the applicable event described above for each different applicable Product.
(ii)    Milestone #1 shall be deemed achieved and payable, if not already achieved, upon achievement of any of Milestone #2 and/or Milestone #3 for the same indication. Milestone #2 shall be deemed achieved and payable, if not already achieved, upon achievement of Milestone #3 for the same indication.
(iii)    Without limiting the foregoing, with respect to RCC (1st line) and RCC (2nd line), if Milestone #3 is achieved for RCC (1st line) prior to being achieved for RCC (2nd line), then Milestone #3 for RCC (2nd line) shall be deemed achieved and payable upon achievement of Milestone #3 for RCC (1st line), except if Collaborator is, at the time of such achievement, diligently engaged in the performance of Development or regulatory activities with respect to Products for the express purpose of achieving Milestone #3 for both RCC (1st line) and RCC (2nd line), in which case Milestone #3 for RCC (2nd line) shall not be deemed achieved and payable unless and until achieved by a Product for RCC (2nd line).”
3.    GENERAL PROVISIONS
3.1    Effect of Amendment. Except as expressly modified herein, all terms and conditions set forth in the License Agreement, as in effect on the Amendment Effective Date, shall remain in full force and effect.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2    Entire Agreement. The License Agreement as modified by this Amendment is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to its subject matter. They supersede all prior and contemporaneous agreements and communications, whether written or oral, of the Parties regarding this subject matter.
3.3    Severability. If, for any reason, any part of this Amendment is adjudicated invalid, unenforceable, or illegal by a court of competent jurisdiction, such adjudication shall not, to the extent feasible, affect or impair, in whole or in part, the validity, enforceability, or legality of any remaining portions of this Amendment. All remaining portions shall remain in full force and effect as if the original Amendment had been executed without the invalidated, unenforceable, or illegal part.
3.4    Counterparts; Electronic or Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Amendment may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.
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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and entered into by their duly authorized representatives as of the Amendment Effective Date.

EXELIXIS, INC. By: /s/ Michael M. Morrissey Name: Michael M. Morrissey, Ph.D. Title: President and Chief Executive Officer	TAKEDA PHARMACEUTICAL COMPANY LIMITED By: /s/ Tsudoi Miyoshi Name: Tsudoi Miyoshi Title: Head of Japan Oncology Business Unit

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.